December 31, 2025

BNY MELLON ADVANTAGE FUNDS, INC.

-BNY Mellon Opportunistic Small Cap Fund

Supplement to Summary Prospectus, Prospectus and Statement of Additional Information

The Board of Directors of BNY Mellon Advantage Funds, Inc. (the "Company") approved an Agreement and Plan of Reorganization (the "Agreement") between the Company, on behalf of BNY Mellon Opportunistic Small Cap Fund (the "Fund"), and BNY Mellon Investment Funds I, on behalf of BNY Mellon Small Cap Value Fund (the "Acquiring Fund"). The Agreement provides for the transfer of the Fund's assets to the Acquiring Fund in a tax-free exchange for Class A shares, Class I shares and Class Y shares of the Acquiring Fund having an aggregate net asset value equal to the value of the Fund’s net assets and the assumption by the Acquiring Fund of the stated liabilities of the Fund, the distribution of the corresponding class of shares (with holders of Investor shares of the Fund receiving Class A shares of the Acquiring Fund) of the Acquiring Fund to Fund shareholders and the subsequent termination of the Fund (the "Reorganization").

Shareholders of the Fund as of September 23, 2025 (the "Record Date") approved the Agreement on behalf of the Fund at a special meeting of shareholders held December 9, 2025. The Reorganization will be consummated on or about February 13, 2026.

Effective on September 23, 2025 (the "Sales Discontinuance Date"), the Fund was closed to any investments for new accounts, except that new accounts may be established by:

• Participants in group employer retirement plans (and their successor plans), provided that the plan sponsor has been approved by BNY Mellon Investment Adviser, Inc. and established the Fund as an investment option in the plan by the close of business on the Sales Discontinuance Date;

• Wrap programs that established the Fund as an investment option under the wrap program by the close of business on the Sales Discontinuance Date; and

• Certain funds in the BNY Mellon Family of Funds and series of BNY Mellon Funds Trust.

Shareholders of the Fund as of the Sales Discontinuance Date may continue to make additional purchases and to reinvest dividends and capital gains into their existing Fund accounts up until the time of the Reorganization.

A Prospectus/Proxy Statement with respect to the Reorganization was mailed prior to the meeting to the Fund's shareholders as of the Record Date. The Prospectus/Proxy Statement describes the Acquiring Fund and other matters. Investors may obtain a free copy of the Prospectus of the Acquiring Fund by calling 1-800-373-9387.

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